Exhibit 32.1
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          Certification pursuant to Rule 13a-14(b) or 15d-14(b) of the
               Securities Exchange Act of 1934 and 18 U.S.C. 1350

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In connection with the annual report on Form 10-KSB of ELECTRONIC SENSOR
TECHNOLOGY, INC. (the "Company") for the fiscal year ended December 31, 2006 (the "Report"), I, Teong C. Lim, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 2, 2007                               /s/ Teong C. Lim
                                                   -----------------------------
                                                   Teong C. Lim
                                                   President and Chief Executive
                                                   Officer
                                                   (Principal Executive Officer)